Premier Asset Builder Variable Annuity

Issued by

Transamerica Life Insurance Company

Supplement Dated May 19, 2009

to the

Prospectus dated May 1, 2003 as Revised November 3, 2003

Effective June 19, 2009, the Federated Quality Bond Fund II subaccount is closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to that subaccount after June 19, 2009.

We are taking this action because we have been informed that a single investor in the Federated Quality Bond Fund II owns the vast majority of the Fund’s shares, and intends to withdraw its entire investment in the Fund in the near future. If this occurs, the Fund’s expenses would be spread over a significantly smaller asset base, which would substantially increase the Fund’s expense ratio. This in turn would likely have a negative affect on investment performance. In addition, a small asset base would make it difficult for the Fund to pursue its investment objective, and this could also have a negative affect on performance. We have been further informed that because of these likely negative affects of a large withdrawal, Fund management is likely to consider liquidating the Fund if the large withdrawal does occur.

If you have any amount in the Federated Quality Bond Fund II subaccount on June 19, 2009, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Federated Quality Bond Fund II subaccount into other subaccounts;

•	withdraw amounts from the Federated Quality Bond Fund II subaccount; and

•	maintain your current investment in the Federated Quality Bond Fund II subaccount.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the Federated Quality Bond Fund II subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into that subaccount.

As always, the availability of any subaccount as an investment option, including the Federated Quality Bond Fund II subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Premier Asset Builder Variable Annuity dated May 1, 2003 as Revised November 3, 2003